UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2002

DAKOTA GROWERS PASTA COMPANY

(Exact name of Registrant as specified in its charter)

North Dakota	33-99834	45-0423511
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Pasta Avenue Carrington, North Dakota
58421
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (701) 652-2855

Item 5.                    Other Events.

On May 23, 2002, Dakota Growers Pasta Company (the “Cooperative”) issued a press release announcing that its members approved converting the Cooperative to a corporation, as well as its earnings for its third quarter ended April 30, 2002. A copy of the press release is incorporated herein by reference and attached as Exhibit 99.

Item 7.                    Financial Statements and Exhibits.

Exhibit 99	Press Release dated May 23, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAKOTA GROWERS PASTA COMPANY

Dated: May 23, 2002	By	/s/ Timothy J. Dodd
Timothy J. Dodd, President, General Manager and Principal Executive Officer